UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin	53222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Board of Directors of Briggs & Stratton Corporation accepted the resignation of Mary K. Bush, one of the Corporation’s directors, effective upon the conclusion of the Board’s quarterly meeting on April 15, 2009. Ms. Bush notified the Corporation on or about February 6, 2009 of her intent to resign as a director.

Ms. Bush became a director of the Corporation in August 2004. She served on the Board’s Compensation Committee and Audit Committee at the time of her resignation. Ms. Bush resigned as a director of the Corporation in order to comply with a policy imposed by another public company on whose board she serves that limits the number of directorships its directors are permitted to hold.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 15, 2009, the Board of Directors of Briggs & Stratton Corporation approved amendments to Sections 2.05 and 2.11 of the Corporation’s bylaws. Among other things, the amendments clarify that the advance notice process set forth in the bylaws is the exclusive means for a shareholder of the Corporation to propose nominees for election to the Board or to submit other business before an annual or special meeting of shareholders, other than a matter properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In addition, the amendments expand the scope of information shareholders must provide when (1) demanding a special meeting of shareholders, (2) nominating a person for election as a director or bringing other business before a meeting of shareholders pursuant to the advance notice provisions or (3) seeking to have shareholders consent to corporate action in writing without a meeting. Shareholders must disclose all ownership interests in the Corporation, any arrangements or relationships with a shareholder-proposed nominee and any interest in a proposal other than board nominations. The amendments to the bylaws were effective immediately upon approval by the Board of Directors.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the full text of the Corporation’s amendments, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Briggs & Stratton Corporation Amendments to Bylaws

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: April 17, 2009	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
3.1	Briggs & Stratton Corporation Amendments to Bylaws

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